Prospectus
                                              March 30, 1997   ,
as                                      revised October 30,
1997


Putnam Growth and Income Fund II
Class A, B and M shares
INVESTMENT STRATEGY: GROWTH AND INCOME

This prospectus explains concisely what you should know before investing in Putnam Growth and Income Fund II (the "fund"). Please read it carefully and keep it for future reference. You can find more detailed information in the March 30, 1997 statement of additional information (the "SAI"), as amended from time to time. For a free copy of the SAI or other information, call Putnam Investor Services at 1-800-225-1581. The SAI has been filed with the Securities and Exchange Commission (the
"Commission   ")     and is incorporated into this prospectus by
reference. The Commission maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference into this prospectus and the SAI, and other information regarding registrants that file electronically with
the Commission   .

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT
INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING
THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                          BOSTON * LONDON * TOKYO

ABOUT THE FUND

Expenses summary

 ...............................................................
This section describes the sales charges, management fees, and annual operating expenses that apply to various classes of the fund's shares.  Use it to help you estimate the impact of
transaction costs    and recurring expenses     on your
investment over time.

Financial highlights

 ...............................................................
Study this table to see, among other things, how the fund performed each year for the past 10 years or since it began investment operations if it has been in operation for less than 10 years.

Objectives

 ...............................................................
Read this section to make sure the fund's objectives are consistent with your own.

How the fund pursues its objectives

 ...............................................................
This section explains in detail how the fund seeks its investment objectives.



How performance is shown

 ...............................................................
This section describes and defines the measures used to assess fund performance. All data are based on past investment results and do not predict future performance.

How the fund is managed

 ...............................................................
Consult this section for information about the fund's management,
allocation of its expenses, and how    it     purchases and
   sells     securities        .

Organization and history

 ...............................................................
In this section, you will learn when the fund was introduced, how it is organized, how it may offer shares, and who its Trustees are.

ABOUT YOUR INVESTMENT

Alternative sales arrangements

 ...............................................................
Read this section for descriptions of the classes of shares this prospectus offers and for points you should consider when making your choice.

How to buy shares

 ...............................................................
This section describes the ways you may purchase shares and tells you the minimum amounts required to open various types of
accounts.  It explains how sales charges are determined and how
you may become eligible for reduced sales charges        .

Distribution plans

 ...............................................................
This section tells you what distribution fees are charged against each class of shares.

How to sell shares

 ...............................................................
In this section you can learn how to sell fund shares, either directly to the fund or through an investment dealer.

How to exchange shares

 ...............................................................
Find out in this section how you may exchange fund shares for shares of other Putnam funds. The section also explains how exchanges can be made without sales charges and the conditions under which sales charges may be required.

How the fund values its shares

 ...............................................................
This section explains how the fund determines the value of its shares.

How the fund makes distributions to shareholders; tax information

 ...............................................................
This section describes the various options you have in choosing how to receive fund dividends. It also discusses the tax status of the payments and counsels you to seek specific advice about your own situation.

ABOUT PUTNAM INVESTMENTS, INC.

 ...............................................................
Read this section to learn more about the companies that provide marketing, investment management, and shareholder account services to Putnam funds and their shareholders.

About the fund

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes your maximum transaction costs from investing in the fund and expenses based on the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

Class A                 Class B       Class M
 shares                  shares        shares
Shareholder transaction
expenses

Maximum sales charge
 imposed on purchases
 (as a percentage of
 offering price)         5.75%        NONE*          3.50%*

Deferred sales charge            5.0% in the first
 (as a percentage                 year, declining
 of the lower of                  to 1.0% in the
 original purchase               sixth year, and
 price or redemption                eliminated
 proceeds)              NONE**      thereafter        NONE

Annual fund operating expenses
 (as a percentage of average net assets)

                                       Total fund
Management           12b-1      Other   operating
  fees               fees     expenses  expenses
----------          ------    --------- ---------
Class A              0.60%      0.25%     0.24%     1.09%
Class B              0.60%      1.00%     0.24%     1.84%
Class M              0.60%      0.75%     0.24%     1.59%

The table is provided to help you understand the expenses of investing and your share of fund operating expenses.  The
expenses shown in the table do not reflect the application of
credits that reduce fund expenses.
Examples

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and, except as indicated, redemption at the end of each period:

    1                  3          5        10
  year               years      years     years

Class A               $68        $90      $114     $183
Class B               $69        $88      $120     $196***
Class B (no redemption)          $19       $58      $100
$196***
Class M               $51        $83      $119     $217

The examples do not represent past or future expense levels.
Actual expenses may be greater or less than those shown. Federal regulations require the examples to assume a 5% annual return, but actual annual return varies.

* The higher 12b-1 fees borne by class B and class M shares may cause long-term shareholders to pay more than the economic equivalent of the maximum permitted front-end sales charge on class A shares.

** A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge. See "How to buy shares - class A shares."

***   Reflects conversion of class B shares to class A shares
      (which pay lower ongoing expenses) approximately eight years after purchase. See "Alternative sales arrangements."

FINANCIAL HIGHLIGHTS

The following table presents per share financial information for class A, B and M shares. This information has been audited and reported on by the independent accountants. The "Report of independent accountants" and financial statements included in the fund's annual report to shareholders for the 1996 fiscal year are incorporated by reference into this prospectus. The fund's annual report, which contains additional unaudited performance information, is available without charge upon request.

Financial highlights
(For a share outstanding throughout the period)

                               For the perio
For the period                           For the period
                             January 5, 1995
January 5, 1995                          January 5, 1995  v
            Year ended       (commencement of    Year ended
(commencement of        Year ended        commencment of
            November 30       operations to      November 30
operations to          November 30       operations to
                              November
November 30             1996               1995 November 30
               1996              1995              1996
1995
                       Class M              Class B
                                 Class A
Net Asset Value, beginning of period
        $10.98                $8.53         $10.96
Investment operations
Net investment income
           .18                  .12            .15
Net realized and unrealized gain on investments
          2.39                 2.43           2.39
Total from investment activities
          2.57                 2.55           2.54
Less distributions:
From net investment income
          (.16)                (.10)          (.14)
From net realized gain on investments
          (.33)                  --           (.33)
Total distributions
          (.49)                (.10)          (.47)
Net asset value, end of period
        $13.06               $10.98         $13.03
Total investment return at net asset value (%)(a)
         24.28                30.04*         23.98
Net assets, end of period (in thousands)
       $95,576              $33,406       $763,438
Ratio of expenses to average net assets (%)(b)
          1.59                 1.80*          1.84
Ratio of net investment income to average net assets (%)
          1.42                 1.58*          1.17
Portfolio turnover (%)
         83.97                64.18*         83.97
Average commission rate paid (c)
       $0.0493                   --        $0.0493

For the period                      For the period

January 5, 1995                     January 5, 1995

 (commencement           Year        (commencement

 of operations)         ended        of operations)

to November 30    November 30       to November 30


          1995           1996                 1995


       Class B                   Class A



Net asset value, beginning of period
         $8.53         $11.01                $8.53
Investment operations
Net investment income
           .11            .23                  .15
Net realized and unrealized gain on investments
          2.42           2.41                 2.45
Total from investment activities
          2.53           2.64                 2.60
Less distributions:
From net investment income
          (.10)          (.21)                (.12)
From net realized gain on investments
            --           (.33)                  --
Total distributions
          (.10)          (.54)                (.12)
Net asset value, end of period
        $10.96         $13.11               $11.01
Total investment return at net asset value (%)(a)
         29.72*         24.95                30.62*
Net assets, end of period (in thousands)
      $259,789       $637,204             $250,328
Ratio of expenses to average net assets (%)(b)
          2.03*          1.09                 1.35*
Ratio of net investment income to average net assets (%)
          1.36*          1.92                 2.03*
Portfolio turnover (%)
         64.18*         83.97                64.18*
Average commission rate paid (c)
            --        $0.0493                   --

[/CAPTION]
*   Not annualized
(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements.
(c) Average commission rate paid on security trades is required for fiscal periods  beginning on or after September 1, 1995.
OBJECTIVES

The primary objective of Putnam Growth and Income Fund II is capital growth. Current income is a secondary objective. The fund is not intended to be a complete investment program, and there is no assurance it will achieve its objectives.

HOW THE FUND PURSUES ITS OBJECTIVES

Basic investment strategy

The fund invests primarily in common stocks that offer potential for capital growth, and may, consistent with its investment objectives, invest in stocks that offer potential for current income. The fund may also purchase corporate bonds, notes and debentures, preferred stocks, or convertible securities (both debt securities and preferred stocks) or U.S. government securities, if Putnam Investment Management, Inc. ("Putnam Management") determines that their purchase would help further the fund's investment objectives. The types of securities held by the fund may vary from time to time in light of the fund's investment objectives, changes in interest rates, and economic and other factors. When selecting portfolio securities for the fund that have the potential for capital growth, Putnam Management will seek to identify securities that are significantly undervalued in relation to underlying asset values or earnings potential. The fund may also hold a portion of its assets in cash or money market instruments.

Alternative investment strategies

At times Putnam Management may judge that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times Putnam Management may temporarily use alternative strategies primarily designed to reduce fluctuations in the value of fund assets.
In implementing these defensive strategies, the fund may invest without limit in debt securities or preferred stocks, or invest in any other securities Putnam Management considers consistent with such defensive strategies.

It is impossible to predict when, or for how long, these alternative strategies will be used.

Risk factors


Foreign investments

The fund may invest in securities of foreign issuers that are not actively traded in U.S. markets. These foreign investments involve certain special risks described below.

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The fund may engage in a variety of foreign currency exchange transactions in connection with its foreign investments, including transactions involving futures contracts, forward contracts and options.

Investments in foreign securities may subject the fund to other risks as well. For example, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.
Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, the fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above are typically increased in connection with investments in less developed and developing nations, which are sometimes referred to as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, causing instability. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The fund expects that its investments in foreign securities
generally will not exceed    20%     of its total assets,
although the fund's investments in foreign securities may exceed this amount from time to time. Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

For more information about foreign securities and the risks associated with investment in such securities, see the SAI.

Investments in fixed-income securities. The fund may invest a portion of its assets in fixed-income securities, including lower-rated fixed-income securities, which are commonly known as "junk bonds," without limitation as to credit rating. The values of these securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of such securities. Conversely, during periods of rising interest rates, the value of the fund's assets will generally decline. The values of lower-rated securities generally fluctuate more than those of higher-rated securities. Securities in the lower rating categories may, depending on their rating, have large uncertainties or major exposure to adverse conditions, and may be of poor standing and predominantly speculative. Certain lower-rated securities may be in default. Securities rated Baa or BBB, while considered investment grade, are more vulnerable to adverse economic conditions than securities in the higher-rated categories and have speculative elements. The rating services' descriptions of securities in the various rating categories, including the speculative characteristics of securities in the lower rating categories, are set forth in the SAI.

The fund may invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently.

Both zero-coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. The fund is required to accrue and distribute interest income on such investments on a current basis, even though it does not receive that income currently in cash. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Futures and options

The fund may buy and sell stock index futures contracts. An "index future" is a contract to buy or sell units of a particular stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time the fund enters into and terminates an index future transaction, the fund realizes a gain or loss. In addition to or as an alternative to purchasing or selling index futures, the fund may buy and sell call and put options on index futures or stock indexes. The fund may engage in index futures and options transactions for hedging purposes and for nonhedging purposes, such as to adjust its exposure to relevant markets or as a substitute for direct investment.

The use of index futures and related options involves certain special risks. Futures and options transactions involve costs and may result in losses.

Certain risks arise from the possibility of imperfect correlations among movements in the prices of financial futures and options purchased or sold by the fund, of the underlying stock index or securities and, in the case of hedging transactions, of the securities that are the subject of the hedge. The successful use of the strategies described above further depends on Putnam Management's ability to forecast market movements correctly.

Other risks arise from the potential inability to close out index futures or options positions. There can be no assurance that a liquid secondary market will exist for any index future or option at any particular time. The fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the fund. Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit the use of index futures and options transactions.

   For a     more detailed explanation of index futures and
options transactions, including the risks associated with them,
   see     the SAI.

Other investment practices

The fund may also engage to a limited extent in the following investment practices, each of which involves certain special risks. The SAI contains more detailed information about these practices, including limitations designed to reduce these risks.

Options. The fund may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. The fund receives a premium from writing a call or put option, which increases the return if the option expires unexercised or is closed out at a net profit.

When the fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, it takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund may also buy and sell put and call options including combinations of put and call options on the same underlying
security.         The use of these strategies may be limited by
applicable law.

Securities loans, repurchase agreements and forward commitments. The fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times. The fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk if the other party should default on its obligation and the fund is delayed or prevented from recovering the collateral or completing the transaction.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in this prospectus and in the SAI.

Portfolio turnover

The length of time the fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the fund is known as "portfolio turnover." As a result of the fund's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds.

Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Portfolio turnover rates are shown in the section "Financial highlights."

Limiting investment risk

Specific investment restrictions help to limit investment risks for the fund's shareholders. These restrictions prohibit the fund, with respect to 75% of its total assets, from acquiring more than 10% of the voting securities of any one issuer.* They
also prohibit the fund from    investing more than    :

(a) (with respect to 75% of its total assets)         5% of its
total assets         in the securities of any one issuer
   (other than the U.S. government);*

   (b)     25% of its total assets in any one industry
(securities of the U.S. government, its agencies or
instrumentalities are not considered to represent
   industry)    ;* or

(c)         15% of its net assets in any combination of
securities that are not readily marketable,         securities
restricted as to resale (excluding securities determined by the
        Trustees (or the person designated by the
Trustees to make such determinations) to be readily marketable),
and         repurchase agreements maturing in more than seven
days.

Restrictions marked with an asterisk (*) above are summaries of fundamental investment policies. See the SAI for the full text of these policies and other fundamental investment policies. Except as otherwise noted, all percentage limitations described in this prospectus and the SAI will apply at the time an investment is made, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a
result of such investment.      Except for investment policies
designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental policies. The Trustees may change any non-fundamental investment policy without shareholder approval. As a matter of policy, the Trustees would not materially change the fund's investment objectives without shareholder approval.

HOW PERFORMANCE IS SHOWN

Fund advertisements may, from time to time, include performance information. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of that period.

Yield is based on the price of the shares, including the maximum initial sales charge in the case of class A and class M shares, but does not reflect any contingent deferred sales charge in the case of class B shares.

"Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the fund invested at the maximum public offering price (in the case of class A and class M shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of class B shares). Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used.

All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, fund operating expenses and the class of shares the investor purchases. Investment performance also often reflects the risks associated with the fund's investment objectives and policies. These factors should be considered when comparing the fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes. See the SAI.

HOW THE FUND IS MANAGED

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The fund pays Putnam Management a quarterly fee for these services based on average net assets. See "Expenses summary" and the SAI.

The following officer of Putnam Management has had primary responsibility for the day-to-day management of the fund's portfolio since the year stated below:

                                  Business experience
                     Year         (at least 5 years)
                     ----         --------------------
Anthony I. Kreisel                Employed as an investment
Managing Director    1995         professional by Putnam
                                  Management since 1986.

The fund pays all expenses not assumed by Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The fund also reimburses Putnam Management for the compensation and related expenses of certain fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees.

Putnam Management places all orders for purchases and sales of fund securities. In selecting broker-dealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider sales of fund
shares (and, if permitted by law,    shares     of the other
Putnam funds) as a factor in the selection of broker-dealers.

ORGANIZATION AND HISTORY

Putnam Growth and Income Fund II is a Massachusetts business trust organized on October 5, 1994. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

The fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund's shares are not currently divided into series. Only class A, B and M shares are offered by this prospectus. The fund may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, contact your investment dealer or Putnam Mutual Funds (at 1-800-225-1581).

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund. The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may choose to redeem your shares. You will receive at least 30 days' written notice before the fund redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The fund may also redeem shares if you own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

The fund's Trustees: George Putnam,* Chairman. President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"). Director, Marsh & McLennan Companies, Inc.; William F. Pounds, Vice Chairman. Professor of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; Jameson Adkins Baxter, President, Baxter Associates, Inc.; Hans H. Estin, Vice Chairman, North American Management Corp.; John A. Hill, Chairman and Managing Director, First Reserve Corporation; Ronald J. Jackson, Former Chairman, President and Chief Executive Officer of Fisher-Price, Inc., Director of Safety 1st, Inc., Trustee of Salem Hospital and the Peabody Essex Museum; Elizabeth T. Kennan, President Emeritus and Professor, Mount Holyoke College; Lawrence
J. Lasser,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh & McLennan Companies, Inc.; Robert E. Patterson, Executive Vice President and Director of Acquisitions, Cabot Partners Limited Partnership; Donald S. Perkins,* Director of various corporations, including Cummins Engine Company, Lucent Technologies, Inc., Springs Industries, Inc. and Time Warner Inc.; George Putnam, III,* President, New Generation Research, Inc.; A.J.C. Smith,* Chairman and Chief
Executive Officer, Marsh & McLennan Companies, Inc.   ; W. Thomas
Stephens, President and Chief Executive Officer of MacMillan Bloedel Ltd., Director of Mail-Well Inc., Qwest Communications,
The Eagle Picher Trust and New Century Energies    ; and W.
Nicholas Thorndike, Director of various corporations and charitable organizations, including Data General Corporation, Bradley Real Estate, Inc. and Providence Journal Co. Also, Trustee of Massachusetts General Hospital and Eastern Utilities Associates. The Trustees are also Trustees of the other Putnam funds. Those marked with an asterisk (*) are or may be deemed to be "interested persons" of the fund, Putnam Management or Putnam Mutual Funds.

About Your Investment

ALTERNATIVE SALES ARRANGEMENTS

Class A shares.     If you purchase     class A shares   , you
will generally pay             a sales charge at the time of
purchase   and, as     a result,    will     not    have     to
   pay     any charges when    you redeem the shares.  If you
purchase class A shares     at net asset value    , you may have
to pay     a contingent deferred sales charge ("CDSC")    when
you redeem the shares    .  Certain purchases of class A shares
qualify for reduced sales charges.  Class A shares    pay
lower 12b-1    fees     than class B and class M shares.  See
"How to buy shares -- Class A shares" and "Distribution plans."

Class B shares.     If you purchase class     B shares    , you
will not pay     an initial sales charge, but    you may have
to    pay     a CDSC if    you redeem the shares within six
years    .  Class B shares also    pay     a higher 12b-1 fee
than class A and class M shares. Class B shares automatically convert into class A shares, based on relative net asset value, approximately eight years after purchase. For more information
about the conversion of class B shares,    including
information about how shares acquired through reinvestment of
distributions are treated    and     certain circumstances under
which    class B shares     may not    convert into class A
shares, see the SAI    .  Class B shares provide an investor the
benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, class B shares will have a higher expense ratio and pay lower dividends than class A and class M shares because of the higher 12b-1 fee. See "How to buy shares -- Class B shares" and "Distribution plans."

Class M shares.     If you purchase     class M shares    , you
will generally pay     a sales charge at the time of purchase
that is lower than the sales charge    you would pay for
class A shares.  Certain purchases of class M shares qualify for
reduced sales charges.  Class M shares    pay     12b-1
   fees     that    are     lower than class B shares but higher
than class A shares.     You will not have to pay any charges
when you redeem class M shares, but class M shares will     not
convert into any other class of shares.  See "How to buy shares -
- Class M shares" and "Distribution plans."

Which    class     is best for you?     Which     class of shares
provides    the most     suitable investment for    you
depends on a number of factors, including the amount    you
intend to invest and how long you intend to hold the shares.  If
your     intended    purchase qualifies     for reduced sales
charges   , you     might consider class A or class M shares.
   If you     prefer not to pay    a     sales charge    at the
time of purchase, you     might consider class B shares.  Orders
for class B shares for $250,000 or more will be treated as orders for class A shares or declined. For more information about these sales arrangements, consult your investment dealer or Putnam Investor Services. Shares may only be exchanged for shares of the same class of another Putnam fund. See "How to exchange shares."

HOW TO BUY SHARES

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50. You can buy fund shares three ways - through most investment dealers, through Putnam Mutual Funds (at 1-800-225-1581), or through a systematic investment plan. If you do not have a dealer, Putnam Mutual Funds can refer you to one.

Buying shares through Putnam Mutual Funds. Complete an order form and write a check for the amount you wish to invest, payable to the fund. Return the completed form and check to Putnam Mutual Funds, which will act as your agent in purchasing shares
       .

Buying shares through systematic investing. You can make regular investments of $25 or more per month through automatic deductions from your bank checking or savings account. Application forms are available from your investment dealer or through Putnam Investor Services.

Shares are sold at the public offering price based on the net asset value next determined after Putnam Investor Services receives your order. In most cases, in order to receive that day's public offering price, Putnam Investor Services must receive your order before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment dealer, the dealer must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price.

Class A shares

The public offering price of class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Mutual Funds as shown in the following table, except when Putnam Mutual Funds, in its discretion, allocates the entire amount to your investment dealer.

                             Sales charge         Amount of
                      as a percentage of:      sales charge
                      -------------------      reallowed to
                             Net               dealers as a
Amount of transaction     amount Offering     percentage of
at offering price ($)   invested    price    offering price
-----------------------------------------------------------------

Under 50,000               6.10%    5.75%          5.00%
50,000 but under 100,000   4.71     4.50           3.75
100,000 but under 250,000  3.63     3.50           2.75
250,000 but under 500,000  2.56     2.50           2.00
500,000 but under 1,000,0002.04     2.00           1.75
-----------------------------------------------------------------
   No     initial sales charge    applies to     purchases of
class A shares of
$1
million or more or    to     purchases by
   employer-sponsored     retirement plans    that have     at
least 200 eligible employees.  However, a CDSC of 1.00%    or
0.50% is     imposed    on     redemptions of    these shares
    within the first or second year    respectively,     after
purchase   , unless the             dealer of record waived its
commission with    Putnam Mutual Funds'     approval    , or
unless the purchaser is a class A qualified benefit plan (a retirement plan for which Putnam Fiduciary Trust Company or its affiliates provides recordkeeping or other services in connection with the purchase of class A shares).


Class A qualified benefit plans may also purchase class A shares with no initial sales charge. However, except as stated below, a CDSC of 0.75% of the total amount redeemed (1.00% in the case of
plans for which     Putnam Mutual Funds    and its affiliates do
not act as trustee or recordkeeper) is imposed on redemptions of these shares if, within two years of a plan's initial purchase of class A shares, it redeems 90% or more of its cumulative purchases. Thereafter, such a plan is no longer liable for any CDSC. The two-year CDSC applicable to class A qualified benefit
plans for which             Putnam Mutual Funds    or its
affiliates serve as trustee or recordkeeper ("full service
plans") is             0.50% of the    total amount redeemed for
full service plans that             initially    invest at least
$5 million but     less than    $10     million in Putnam funds
and other investments managed by Putnam Management or its
affiliates    ("Putnam Assets"), and is 0.25% of the total amount
redeemed for full service plans that initially invest     at
least    $10 million but less than $20 million in Putnam Assets.
Class A qualified benefit plans that initially invest at least $20 million in Putnam Assets, or whose dealer of record has, with Putnam Mutual Funds' approval, waived its commission or agreed to
refund its commission to     Putnam Mutual Funds    in the event
a CDSC would otherwise be applicable, are not subject to any CDSC.

   A class A     qualified    benefit     plan participating in a
"multi-fund" program approved by Putnam Mutual Funds may include amounts invested in other mutual funds participating in such program for purposes of determining whether the plan may purchase class A shares at net asset value. These investments will also be included for purposes of the discount privileges and programs described elsewhere in this prospectus and in the SAI.

   As described in the SAI, Putnam Mutual Funds pays the dealer of record a commission of up to 1% on sales to class A qualified benefit plans. Putnam Mutual Funds pays dealers of record commissions on sales of class A shares of $1 million or more and sales of class A shares to employer-sponsored retirement plans that have at least 200 eligible employees and that are not class A qualified benefit plans based on an investor's cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the first $3 million of shares purchased, 0.50% of the next $47 million and 0.25% thereafter.

Class B shares

Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below.

Year      1     2     3      4     5      6    7+
-------------------------------------------------------------
Charge   5%    4%    3%     3%    2%     1%    0%

   Putnam Mutual Funds pays a sales commission equal to 4.00% of the amount invested to dealers who sell class B shares.  These commissions are not paid on exchanges from other Putnam funds or
on sales to investors     exempt from the CDSC.

Class M shares

The public offering price of class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Mutual Funds as shown in the following table, except when Putnam Mutual Funds, at its discretion, allocates the entire amount to your investment dealer.

                            Sales charge           Amount of
                         as a percentage of:    sales charge
                         -------------------    reallowed to
                            Net                 dealers as a
Amount of transaction     amount    Offering   percentage of
at offering price ($)    invested     price   offering price
-----------------------------------------------------------------
Under 50,000               3.63%      3.50%            3.00%
50,000 but under 100,000   2.56       2.50             2.00
100,000 but under 250,000  1.52       1.50             1.00
250,000 but under 500,000  1.01       1.00             1.00
500,000 and above          NONE       NONE             NONE

   Class M qualified benefit plans (retirement plans for which
Putnam Fiduciary Trust Company or its affiliates provide
recordkeeping or other services in connection with the purchase
of class M shares)     and members of qualified groups may
        purchase class M shares without a sales charge.

General

You may be eligible to buy fund shares at reduced sales charges
   or to sell fund shares without a CDSC    .

Consult your investment dealer or Putnam Mutual Funds for details about Putnam's combined purchase privilege, cumulative quantity
discount, statement of intention, group sales plan,    employer-
sponsored     retirement plans and other plans.  Descriptions are
also included in the order form and in the SAI.

The fund may sell class A, class B and class M shares at net asset value without an initial sales charge or a CDSC to current and retired Trustees (and their families), current and retired employees (and their families) of Putnam Management and affiliates, registered representatives and other employees (and their families) of broker-dealers having sales agreements with Putnam Mutual Funds, employees (and their families) of financial institutions having sales agreements with Putnam Mutual Funds (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares), financial institution trust departments investing an aggregate of $1 million or more in Putnam funds, clients of certain administrators of tax-qualified plans, tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in Putnam funds, "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners adhering to certain standards established by Putnam
Mutual Funds   ,     and investors meeting certain requirements
who sold shares of certain Putnam closed-end funds pursuant to a tender offer by the closed-end fund.

In addition, the fund may sell shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition by the fund of assets of an investment company or personal holding company. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC. The SAI contains additional information about purchasing shares at reduced sales charges.

   In determining whether a CDSC is payable on any redemption, shares not subject to any charge will be redeemed first, followed by shares held longest during the CDSC period. Any CDSC will be based on the lower of the shares' cost and net asset value. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from the CDSC. Thus, when you redeem a share that has appreciated in value during the CDSC period, a CDSC is assessed on its initial purchase price. Shares acquired by reinvestment of distributions may be redeemed without a CDSC at any time. For information on how sales charges are calculated if you exchange your shares, see "How to exchange shares." Putnam Mutual Funds receives the entire amount of any CDSC you pay. See the SAI for more information about the CDSC.

Shareholders of other Putnam funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, fund shares at net asset value.

If you are considering redeeming shares or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption or transfer. Otherwise, payment may be delayed until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, certificates will not be issued for your shares unless you request them.

Putnam Mutual Funds will from time to time, at its expense, provide additional promotional incentives or payments to dealers that sell shares of the Putnam funds. These incentives or payments may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

DISTRIBUTION PLANS

Class A distribution plan. The class A plan provides for payments by the fund to Putnam Mutual Funds at the annual rate of up to 0.35% of average net assets attributable to class A shares.
The Trustees currently limit payments under the class A plan to the annual rate of 0.25% of such assets.

Putnam Mutual Funds makes quarterly payments to qualifying dealers (including, for this purpose, certain financial institutions) to compensate them for services provided in connection with sales of class A shares and the maintenance of shareholder accounts. The payments are based on the average net asset value of class A shares attributable to shareholders for whom the dealers are designated as the dealer of record.

This calculation excludes until one year after purchase shares purchased at net asset value by shareholders investing $1 million or more. Also excluded until one year after purchase are shares purchased at net asset value by participant-directed qualified retirement plans with at least 200 eligible employees. These shares are not subject to the one-year exclusion provision in cases where certain shareholders who invested $1 million or more have made arrangements with Putnam Mutual Funds and the dealer of record waived the sales commission.

Except as stated below, Putnam Mutual Funds makes the quarterly payments at the annual rate of 0.25% of such average net asset value for class A shares.

For participant-directed qualified retirement plans initially investing less than $20 million in Putnam funds and other investments managed by Putnam Management or its affiliates, Putnam Mutual Funds' payments to qualifying dealers on shares purchased at net asset value are 100% of the rate stated above if average plan assets in Putnam funds (excluding money market funds) during the quarter are less than $20 million, 60% of the stated rate if average plan assets are at least $20 million but under $30 million, and 40% of the stated rate if average plan assets are $30 million or more.

For all other participant-directed qualified retirement plans purchasing shares at net asset value, Putnam Mutual Funds makes quarterly payments to qualifying dealers at the annual rate of 0.10% of the average net asset value of such shares.

Class B and class M distribution plans. The class B and class M plans provide for payments by the fund to Putnam Mutual Funds at the annual rate of up to 1.00% of average net assets attributable to class B shares and class M shares, as the case may be. The Trustees currently limit payments under the class M plan to the annual rate of 0.75% of such assets.

Although class B shares are sold without an initial sales charge, Putnam Mutual Funds pays a sales commission equal to 4.00% of the amount invested to dealers who sell class B shares. These commissions are not paid on exchanges from other Putnam funds or on sales to investors exempt from the CDSC.

The amount paid to dealers at the time of the sale of class M shares is set forth above under "How to buy shares -- class M shares." In addition, to further compensate dealers (including qualifying financial institutions) for services provided in connection with sales of class B shares and class M shares and the maintenance of shareholder accounts, Putnam Mutual Funds makes quarterly payments to qualifying dealers.

The payments are based on the average net asset value of class B shares and class M shares attributable to shareholders for whom the dealers are designated as the dealer of record. Putnam Mutual Funds makes the payments at an annual rate of 0.25% of such average net asset value of class B shares and class M shares, as the case may be.

Putnam Mutual Funds also pays to dealers, as additional compensation with respect to the sale of class M shares, 0.40% of such average net asset value of class M shares. For class M shares, the total annual payment to dealers equals 0.65% of such average net asset value.

General. Payments under the plans are intended to compensate Putnam Mutual Funds for services provided and expenses incurred by it as principal underwriter of fund shares, including the payments to dealers mentioned above. Putnam Mutual Funds may suspend or modify such payments to dealers.

The payments are also subject to the continuation of the relevant distribution plan, the terms of service agreements between dealers and Putnam Mutual Funds, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

HOW TO SELL SHARES

You can sell your shares to the fund any day the New York Stock
Exchange is open, either directly to the fund or through your investment dealer. The fund will only redeem shares for which it has received payment.

Selling shares directly to your fund. Send a signed letter of instruction or stock power form to Putnam Investor Services, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the fund receives your request in proper form less any applicable CDSC. In order to receive that day's net asset value, Putnam Investor Services must receive your request before the close of regular trading on the New York Stock Exchange.

If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee. Stock power forms are available from your investment dealer, Putnam Investor Services and many commercial banks.
If you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, a signature guarantee is required. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for details.

Your fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

You may use Putnam's Telephone Redemption Privilege to redeem
shares valued up to $100,000         unless you have notified
Putnam Investor Services of an address change within the
preceding 15 days.  Unless    you indicate     otherwise on the
account application, Putnam Investor Services will be authorized to act upon redemption and transfer instructions received by
telephone from    you    , or any person claiming to act as
   your     representative, who can provide Putnam Investor
Services with    your     account registration and address as it
appears on Putnam Investor Services' records.

Putnam Investor Services will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, Putnam
Investor Services may be liable for any losses due to unauthorized or fraudulent instructions. For information, consult Putnam Investor Services.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting Putnam Investor Services by telephone. In this event, you may wish to submit a written redemption request, as described above, or contact your investment dealer, as described below. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

Selling shares through your investment dealer. Your dealer must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your dealer will be responsible for furnishing all necessary documentation to Putnam Investor Services, and may charge you for its services.

HOW TO EXCHANGE SHARES

You can exchange your shares for shares of the same class of certain other Putnam funds at net asset value. Not all Putnam funds offer all classes of shares. If you exchange shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

To exchange your shares, simply complete an Exchange Authorization Form and send it to Putnam Investor Services. The form is available from Putnam Investor Services. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available for amounts up to $500,000. Putnam Investor Services' procedures for telephonic transactions are described above under "How to sell shares." The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding. Ask your investment dealer or Putnam Investor Services for prospectuses of other Putnam funds. Shares of certain Putnam funds are not available to residents of all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Putnam Management or the Trustees believe doing so would be in the best interests of your fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Consult Putnam Investor Services before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW THE FUND VALUES ITS SHARES

The fund calculates the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open.

Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

HOW THE FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION

The fund distributes any net investment income at least quarterly
and any net         capital gains at least annually.
Distributions from    net     capital gains are made after
applying any available capital loss carryovers. Distributions paid on class A shares will generally be greater than those paid with respect to class B and class M shares because expenses attributable to class B and class M shares will generally be higher.

You can choose from three distribution options:

- Reinvest all distributions in additional shares without a sales charge;

- Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional
        shares without a sales charge; or

-       Receive all distributions in cash.

You can change your distribution option by notifying Putnam Investor Services in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions not paid in cash will be reinvested in shares of the class on which the distributions are paid. You will receive a statement confirming reinvestment of distributions in
additional    fund     shares (or in shares of other Putnam funds
for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs.

If a check representing a fund distribution is not cashed within a specified period, Putnam Investor Services will notify you that you have the option of requesting another check or reinvesting the distribution in the fund or in another Putnam fund. If Putnam Investor Services does not receive your election, the distribution will be reinvested in the fund. Similarly, if correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The fund will distribute substantially all of its ordinary income and capital gain net income on a current basis.

Fund distributions will be taxable to you as ordinary income, to the extent derived from the fund's investment income and net short-term gains (that is, net gains from securities held for not more than a year). Distributions designated by the fund as deriving from net gains on securities held for more than one year but not more than 18 months and from net gains on securities held
for more than 18 months     will be taxable    to you     as
such, regardless of how long you have held the shares. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions.

Early in each year Putnam Investor Services will notify you of the amount and tax status of distributions paid to you for the preceding year.

The foregoing is a summary of certain federal income tax consequences of investing in the fund. You should consult your tax adviser to determine the precise effect of an investment in the fund on your particular tax situation (including possible liability for state and local taxes).

About Putnam Investments, Inc.

Putnam Management has been managing mutual funds since 1937. Putnam Mutual Funds is the principal underwriter of the fund and of other Putnam funds. Putnam Fiduciary Trust Company is the custodian of the fund. Putnam Investor Services, a division of Putnam Fiduciary Trust Company, is the investor servicing and transfer agent for the fund.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.
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        PUTNAM GROWTH AND INCOME FUND II

One Post Office Square
Boston, MA 02109

FUND INFORMATION:
INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA  02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA  02109

INVESTOR SERVICING AGENT

Putnam Investor Services
Mailing address:
P.O. Box 41203
Providence, RI 02940-1203

CUSTODIAN

Putnam Fiduciary Trust Company
One Post Office Square
Boston, MA  02109

LEGAL COUNSEL

Ropes & Gray
One International Place
Boston, MA 02110

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA  02109

PUTNAMINVESTMENTS
      One Post Office Square
      Boston, Massachusetts 02109
      Toll-free 1-800-225-1581